UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2017

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
4521 Sharon Road, Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

(704) 448-5240
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into Material Definitive Agreement.

The information in Item 2.03 below is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 2, 2017, RumbleOn, Inc., a Nevada corporation (the “Company”), through its wholly-owned subsidiary RMBL Missouri, LLC (the “Borrower”), entered into a floor plan line of credit (the "Credit Line") with NextGear Capital, Inc. (the “Lender”) in the amount of $2,000,000.00, or such lesser sum which may be advanced to or on behalf of the Borrower from time to time, pursuant to that certain Demand Promissory Note and Loan and Security Agreement.

Any advance under the Credit Line bears interest on a per annum basis from the date of the request of such advance (or date of the financed receivable, as applicable), based upon a 360-day year, and such interest shall be compounded daily until such outstanding advances are paid in full at a rate of interest set forth in schedules published by the Lender. As of November 2, 2017, the effective rate of interest was 6.5%. Advances and interest under the Credit Line are due and payable upon demand, but, in general, in no event later than 150 days from the date of request for the advance (or the date of purchase in the case of a universal funding agreement) or of the receivable, as applicable. Upon any event of default (including, without limitation, the Borrower’s obligation to pay upon demand any outstanding liabilities of the Credit Line), Lender may, at its option and without notice to the Borrower, exercise its right to demand immediate payment of all liabilities and other indebtedness and amounts owed to Lender and its affiliates by the Borrower and its affiliates.

The Credit Line is secured by a grant of a security interest in the vehicle inventory and other assets of the Borrower and payment is guaranteed by the Company pursuant to a guaranty in favor of the Lender and its affiliates (the “Guaranty”), a copy of which is attached as Exhibit 10.2 hereto.

The foregoing descriptions of the Credit Line and the Guaranty are qualified in their entirety by reference to the full text of the Demand Promissory Note and Loan and Security Agreement and the Corporate Guaranty, which are attached to this Report as Exhibits 10.1 and 10.2 respectively and incorporated by reference into this Item 2.03.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Demand Promissory Note and Loan and Security Agreement, in favor of NextGear Capital, Inc., dated November 2, 2017.
10.2	Corporate Guaranty, in favor of NextGear Capital, Inc., dated November 2, 2017. (Included in Exhibit 10.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: November 8, 2017	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer